UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Information About the Review
and Approval of the Fund’s
Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2006, through June 30, 2006.

After a long period of remarkable resilience, the U.S. bond market encountered heightened volatility during the first half of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth.The Fed also sent mixed signals as investors attempted to determine whether the U.S. central bank might pause in its tightening campaign after seventeen consecutive rate hikes since June 2004.

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy may be moving into a more mature, slower-growth phase. However, a number of economic uncertainties remain. Indicators to watch in the months ahead include the outlook for inflation, the extent of softness in the U.S. housing market, the impact of slower economic growth on consumer spending, additional changes in interest rates from the Fed and other central banks, and the strength of the U.S. dollar relative to other major currencies.As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Robert Bayston, Portfolio Manager

How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the six-month period ended June 30, 2006, the fund achieved a total return of –0.94% and provided aggregate income dividends of approximately $0.33. 1 In comparison, the fund’s benchmark, the Lehman Brothers GNMA Index (the “Index”), achieved a total return of –0.53% .2

After demonstrating remarkable resilience during most of the Federal Reserve Board’s (the “Fed”) credit-tightening campaign, bond prices began to fall, and their yield rose, as investors became more concerned about potential inflationary pressures. The fund produced lower returns than the Index, which does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securi-ties.The fund may also invest in other government agency securities, such as Fannie Maes, as well as U.S. Treasury securities, asset-backed securities and other privately issued mortgage-backed securities.

What other factors influenced the fund’s performance?

As it has since June 2004, the Fed continued its effort to forestall inflationary pressures by raising short-term interest rates four times during the first half of 2006, driving the overnight federal funds rate to 5.25% by the end of June. During much of the Fed’s credit-tightening campaign, longer-term fixed-income securities held up remarkably well, primarily due to investors’ low inflation expectations and robust demand from overseas investors. As a result, the difference between shorter- and longer-term bond yields narrowed considerably.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Indeed, at times during the first quarter of 2006, shorter-term rates exceeded longer-term yields of U.S. Treasury securities, a phenomenon known as an “inverted yield curve.”

Over the second half of the reporting period, however, longer-term yields began to climb more sharply, eroding longer-term bond prices, as investors became more concerned that resurgent energy prices and other inflationary pressures might cause the Fed to raise rates more than previously expected. Comments in early May from Fed Chairman Ben Bernanke appeared to lend credence to this view. Mortgage-backed securities fared somewhat worse than U.S.Treasury securities in the ensuing volatile market environment as investors engaged in a “flight to quality.”

The fund maintained a relatively short average duration for most of the reporting period. At first, this position limited the fund’s ability to participate in strength related to the stability of longer-term bond yields and prices. Later in the reporting period, when longer-term bond yields began to rise, the fund’s short duration stance contributed positively to performance, effectively sheltering the fund from the full brunt of market weakness among longer-term securities.

Conversely, for the reporting period overall, our yield curve strategy detracted mildly from the fund’s performance. At the start of the reporting period, we had maintained a “barbell” yield curve strategy, which de-emphasized bonds with five- to 10-year maturities in favor of securities at the short and long ends of the market’s maturity range. This strategy helped the fund participate more fully in gains as yield differences narrowed. In January, we began to move gradually toward a more “bulleted” structure by increasing the fund’s exposure to securities in the five- to 10-year range. While this new positioning enabled the fund to limit the effects of weakness among longer-term bonds in April, it prevented the fund from benefiting from a re-flattening of the yield curve in May and June.

Within the mortgage-backed securities market, we generally deemphasized traditional mortgage pass-through securities, which we

4

regarded as fully valued, in favor of high-quality commercial mortgages, asset-backed securities and, at times,Treasury Inflation Protected Securities (TIPS). This security selection strategy helped boost the fund’s income contribution to its total return.

What is the fund’s current strategy?

As of the reporting period’s end, a cooling housing market and moderating consumer spending suggest to us that the end of the Fed’s credit-tightening campaign may be in sight. Accordingly, we’ve maintained a bulleted yield curve strategy in anticipation of wider yield differences along the maturity spectrum. In addition, we have lengthened the fund’s average duration toward a range that is roughly in line with the Index.We also have attempted to diversify the fund’s holdings across mortgage-backed securities from a variety of issuers, including GNMA, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). We have maintained our positions in commercial mortgages and asset-backed securities, which we believe offer better valuation than traditional GNMA pass-through securities. Also, the fund did not own TIPS at the end of the reporting period. In our judgment, these are prudent strategies in today’s changing market environment.

July 17, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders would be given at least 90 days’ notice if Dreyfus were to terminate or modify it. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index (unhedged) is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from January 1, 2006 to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended June 30, 2006

Expenses paid per $1,000 †	$3.21
Ending value (after expenses)	$990.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended June 30, 2006

Expenses paid per $1,000 †	$ 3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited)
	Coupon	Maturity	Principal
Bonds and Notes—100.5%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./ Home Equity Loans—.6%
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	640,178	638,408
Long Beach Asset Holdings,
Ser. 2004-6, Cl. N1	4.50	11/25/34	23,703 [a]	23,696
				662,104
Residential Mortgage
Pass-Through Ctfs.—4.2%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	5.95	11/25/32	515,766	513,954
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1,
Cl. 1A1	6.25	10/25/34	1,519,428	1,514,915
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	781,632	684,806
GSR Mortgage Loan Trust II,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	1,271,560 [b]	1,249,616
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	330,000	316,295
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1	7.00	10/25/40	178,566 [a]	179,149
				4,458,735
U.S. Government Agencies/
Mortgage-Backed—93.9%
Federal Home Loan Mortgage Corp.;
Stripped Security, Interest
Only Class, Ser. 1987,
Cl. PI, 7.00%, 9/15/12			47,975 [c]	5,930
Federal National Mortgage Association:
6.00%			11,725,000 [d]	11,659,487
5.00%, 1/1/18—4/1/20			2,253,575	2,172,670
REMIC, Trust, Gtd.
Pass-Through Ctfs.,
Ser. 2002-55, Cl. GD,
5.50%, 11/25/15			40,651	40,558

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/ Mortgage-Backed (continued)
Government National Mortgage Association I:
5.00%	9,710,000 [d]	9,191,098
6.00%	2,475,000 [d]	2,454,878
5.00%, 5/15/33—6/15/34	5,648,293	5,353,509
5.50%, 6/15/20—9/15/35	27,422,958	26,610,619
6.00%, 10/15/19—12/15/33	2,002,761	1,994,631
6.50%, 10/15/10—9/15/31	28,819	29,219
7.00%, 1/15/24—2/15/24	64,925	67,014
7.50%, 12/15/23	10,883	11,376
8.00%, 4/15/08—12/15/22	280,875	294,544
8.50%, 1/15/20—3/15/22	32,605	35,072
9.00%, 11/15/19—11/15/22	13,259	14,288
9.50%, 9/15/19—10/15/20	8,832	9,662
Ser. 2005-34, Cl. A, 3.96%,
9/16/21	459,805	445,963
Ser. 2005-29, Cl. A, 4.02%,
7/16/27	538,379	516,946
Ser. 2005-42, Cl. A, 4.05%,
7/16/20	1,163,236	1,127,575
Ser. 2006-6, Cl. A, 4.05%,
10/16/23	1,136,000	1,097,050
Ser. 2006-5, Cl. A, 4.24%,
7/16/29	1,448,561	1,394,505
Ser. 2005-59, Cl. A, 4.39%,
5/16/23	439,490	427,738
Ser. 2005-32, Cl. B, 4.39%,
8/16/30	574,000	555,035
Ser. 2004-39, Cl. LC,
5.50%, 12/20/29	2,904,000	2,868,606
Government National Mortgage Association II:
4.38%, 4/20/30	266,718 [b]	267,408
4.50%, 7/20/30—8/20/30	132,886 [b]	132,842
5.00%, 9/20/33—1/20/36	8,084,280	7,609,563
5.50%, 1/20/34—1/20/36	6,474,849	6,254,156
6.00%, 6/20/35—6/20/36	15,498,136	15,342,923
6.50%, 6/20/31—7/20/31	473,077	477,954
7.00%, 12/20/27—8/20/31	839,184	860,648

8

Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/ Mortgage-Backed (continued)
Government National Mortgage
Association II (continued):
9.00%, 1/20/20—7/20/25	24,134	26,043
9.50%, 9/20/21—12/20/21	12,783	13,976
		99,363,486
U.S. Government Securities—1.8%
U.S. Treasury Notes:
3.50%, 8/15/09	129,000 [e]	123,079
3.50%, 2/15/10	1,850,000 [f]	1,752,731
		1,875,810
Total Bonds and Notes
(cost $109,646,350)		106,360,135

	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate, June 2009 @ 4.00	5,300,000	6,304
Put Options—.1%
3-Month Capped USD Libor-BBA
Interest Rate, January 2008 @ 6.00	73,000,000	63,211
Total Options
(cost $92,047)		69,515

	Principal
Short-Term Investments—20.2%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.65%, 7/27/06	6,894,000	6,873,801
4.69%, 7/20/06	4,021,000	4,012,797
4.69%, 8/3/06	2,500,000	2,490,225
4.70%, 8/24/06	7,000,000	6,952,190
4.84%, 9/7/06	1,000,000	991,270
Total Short-Term Investments
(cost $21,312,619)		21,320,283

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.1%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,212,000)		1,212,000 [g]	1,212,000

Total Investments (cost $132,263,016)		121.9%	128,961,933

Liabilities, Less Cash and Receivables		(21.9%)	(23,147,769)

Net Assets		100.0%	105,814,164

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities
	amounted to $202,845 or .2% of net assets.
[b]	Variable rate security—interest rate subject to periodic change.
[c] Notional face amount shown.
[d]	Purchased on a forward commitment basis.
[e]	Partially held by a broker as collateral for open financial futures positions.
[f]	A portion of this security is on loan. At June 30, 2006, the total market value of the fund’s security on loan is
	$1,705,360 and the total market value of the collateral held by the fund is $1,761,750 in U.S. Government and agency securities.
[g]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

U.S. Government Securities/Agencies	95.7	Asset/Mortgage Backed	4.8
Short-Term/		Futures/Options	.0
Money Market Investment	21.3		121.8

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES

June 30, 2006 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 6/30/2006 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	185	19,130,156	September 2006	(112,985)
Financial Futures Short
U.S. Treasury 10 Year Notes	32	(3,355,500)	September 2006	(3,500)
U.S. Treasury 30 Year Bonds	49	(5,226,156)	September 2006	20,680
				(95,805)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	131,051,016	127,749,933
Affiliated issuers	1,212,000	1,212,000
Receivable for investment securities sold		2,083,473
Dividends and interest receivable		474,674
Receivable for shares of Beneficial Interest subscribed		40,590
Prepaid expenses		21,260
		131,581,930

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		54,050
Cash overdraft due to Custodian		19,599
Payable for investment securities purchased		25,607,534
Payable for shares of Beneficial Interest redeemed		13,947
Payable for futures variation margin—Note 4		9,423
Accrued expenses		63,213
		25,767,766

Net Assets ($)		105,814,164

Composition of Net Assets ($):
Paid-in capital		117,731,252
Accumulated distributions in excess of investment income—net		(91,540)
Accumulated net realized gain (loss) on investments		(8,428,660)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($95,805) net unrealized (depreciation) on financial futures]		(3,396,888)

Net Assets ($)		105,814,164

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		7,316,512
Net Asset Value, offering and redemption price per share ($)		14.46

See notes to financial statements.
12

STATEMENT OF OPERATIONS Six Months Ended June 30, 2006 (Unaudited)
Investment Income ($):
Income:
Interest	4,441,648
Dividends;
Affiliated issuers	36,483
Income from securities lending	253
Total Income	4,478,384
Expenses:
Management fee—Note 3(a)	546,090
Shareholder servicing costs—Note 3(b)	110,173
Professional fees	33,351
Trustees’ fees and expenses—Note 3(c)	19,509
Custodian fees—Note 3(b)	13,300
Registration fees	11,845
Prospectus and shareholders’ reports	11,514
Miscellaneous	12,661
Total Expenses	758,443
Less—reduction in management fee
due to undertaking—Note 3(a)	(166,916)
Net Expenses	591,527
Investment Income—Net	3,886,857

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,914,493)[a]
Net realized gain (loss) on financial futures	293,932
Net Realized Gain (Loss)	(2,620,561)
Net unrealized appreciation (depreciation) on investments and options transactions [including ($62,883) net unrealized
(depreciation) on financial futures]	(2,703,465)
Net Realized and Unrealized Gain (Loss) on Investments	(5,324,026)
Net (Decrease) in Net Assets Resulting from Operations	(1,437,169)

[a]	On May 26, 2006, the fund had a redemption-in-kind with total proceeds in the amount of $79,747,204.The net realized loss on the transaction of $2,000,580 will not be realized for tax purposes.
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

Operations ($):
Investment income—net	3,886,857	7,764,314
Net realized gain (loss) on investments	(2,620,561)	(3,050,044)
Net unrealized appreciation
(depreciation) on investments	(2,703,465)	2,718,081
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,437,169)	7,432,351

Dividends to Shareholders from ($):
Investment income—net	(4,075,731)	(9,036,850)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,018,111	15,962,167
Dividends reinvested	3,350,213	8,069,218
Cost of shares redeemed	(104,917,172)	(45,571,313)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(97,548,848)	(21,539,928)
Total Increase (Decrease) in Net Assets	(103,061,748)	(23,144,427)

Net Assets ($):
Beginning of Period	208,875,912	232,020,339
End of Period	105,814,164	208,875,912
Undistributed (distributions in excess of)
investment income—net	(91,540)	97,334

Capital Share Transactions (Shares):
Shares sold	271,403	1,062,641
Shares issued for dividends reinvested	227,548	537,405
Shares redeemed	(7,178,351)	(3,037,691)
Net Increase (Decrease) in Shares Outstanding	(6,679,400)	(1,437,645)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2006		Year Ended December 31,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	14.92	15.03	15.47	15.62	15.25	14.97
Investment Operations:
Investment income—net [a]	.33	.52	.64	.53	.63	.85
Net realized and unrealized
gain (loss) on investments	(.46)	(.02)	(.22)	.01	.70	.30
Total from Investment Operations	(.13)	.50	.42	.54	1.33	1.15
Distributions:
Dividends from investment
income—net	(.33)	(.61)	(.71)	(.60)	(.68)	(.87)
Dividends from net realized
gain on investments	—	—	(.15)	(.09)	(.28)	—
Total Distributions	(.33)	(.61)	(.86)	(.69)	(.96)	(.87)
Net asset value, end of period	14.46	14.92	15.03	15.47	15.62	15.25

Total Return (%)	(.94)[b]	3.45	2.81	3.54	8.87	7.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83[c]	.78	.81	.84	.82	.87
Ratio of net expenses
to average net assets	.65[c]	.65	.66	.68	.65	.65
Ratio of net investment income
to average net assets	4.27[c]	3.49	4.20	3.40	4.06	5.62
Portfolio Turnover Rate	193.23[b,d] 507.25[d]		538.15[d]	558.50[d]	557.74	568.70

Net Assets, end of period
($ x 1,000)	105,814	208,876	232,020	259,262	272,455	160,347

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2006,
	December 31, 2005, December 31, 2004 and December 31, 2003 were 28.65%, 128.23%, 254.55% and
136.96%, respectively.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there

16

are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $4,354,588 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $817,973 of the carryover expires in fiscal 2012 and $3,536,615 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 were as follows: ordinary income $9,036,850. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes,including the

18

financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2006, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days’ notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $166,916 during the period ended June 30, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2006, the fund was charged $41,600 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2006, the fund was charged $45,304 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2006, the fund was charged $13,300 pursuant to the custody agreement.

During the period ended June 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $52,558, custodian fees $9,518, chief compliance officer fees $1,926 and transfer agency per account fees $12,900, which are offset against an expense reimbursement currently in effect in the amount of $22,852.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2006, amounted to $338,485,239 and $429,940,844, respectively, of which $288,296,670 in purchases and $288,523,191 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

20

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2006, are set forth in the Statement of Financial Futures.

At June 30, 2006, accumulated net unrealized depreciation on investments was $3,301,083, consisting of $74,705 gross unrealized appreciation and $3,375,788 gross unrealized depreciation.

At June 30,2006,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 24, 2006, the Board unanimously approved the continuation of the fund’s Management Agreement, for a one-year term ending July 31, 2007. The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objectives to the fund derived from data compiled by Lipper Inc., an independent third party (“Lipper”).

During their meeting, the Board discussed the proposed continuance of the Management Agreement with senior management personnel of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representative of the Manager was present, to continue their discussion of the continuance of the Management Agreement. In determining to continue the Management Agreement, the Board members considered all factors which they believed to be relevant.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund,as well as other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund opera-

22

tions, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and yield and total return performance.The fund’s yield and total return were compared to those of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

The Board reviewed the results of the Performance Group and Performance Universe comparisons for various periods ended March 31, 2006.The Board noted that the fund’s total return for the one-year period was ranked in the second quintile among its Performance Group and Performance Universe, and for the three-year period was ranked in the first quintile among each group.

The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe,and noted that the fund’s actual management fee (after fee waivers and expense reimbursements) was in the third quintile (the first quintile reflecting the lowest fees and expenses) of the Expense Group and Expense Universe, while the fund’s total expense ratio was in the second quintile of each Group.The Board noted that the fund’s total expense ratio reflected the Manager’s undertaking to limit the fund’s annual total expense ratio to .65%.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager or its affiliates with similar investment objectives,policies and strategies as the fund (the “Similar Accounts”),and explained the nature of the Similar Accounts and any differences, from the Manager’s perspective, in providing services to the Similar Accounts as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts, to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that one of the two Similar Accounts paid a slightly lower management fee than the fund and that such fee rate seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager,including the nature,extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that,if a fund’s assets had been decreas-

24

ing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 25

For	More	Information

Dreyfus BASIC
U.S. Mortgage
Securities Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund
By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 24, 2006

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 24, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)